                                                                       EXHIBIT 1

                     AGREEMENT PURSUANT TO RULE 13d-1(f)(1)


     The undersigned, in accordance with Rule 13d-1(f)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, hereby agree and consent that the Schedule 13D to which this Agreement is an exhibit and any amendments thereto signed by each of the undersigned, shall be filed with the Commission on behalf of each of the undersigned.

Dated:  August 22, 1996

                                    GERALD R. FORSYTHE


                                    /s/ Gerald F. DeNotto
                                    ------------------------------------------
                                    Attorney-in-Fact

                                    ENERGY INVESTORS FUND, L.P., a Delaware
                                    limited partnership

                                    By:  Energy Investors Management, Inc., its
                                         Authorized Agent


                                    /s/ Elizabeth F. Fugate
                                    ------------------------------------------
                                    Elizabeth F. Fugate, Managing Director

                                    ENERGY INVESTORS PARTNERS, L.P., a Delaware limited partnership

                                    By:  Energy Investors Management, Inc., its
                                         General Partner


                                    /s/ Elizabeth F. Fugate
                                    ------------------------------------------
                                    Elizabeth F. Fugate, Managing Director


                              EXECUTIONS CONTINUED

                                    ENERGY INVESTORS FUND II, L.P., a Delaware limited partnership

                                    By:  Energy Investors Management Company,
                                         its Authorized Agent


                                    /s/ Elizabeth F. Fugate
                                    ------------------------------------------
                                    Elizabeth F. Fugate, Managing Director

                                    ENERGY INVESTORS PARTNERS II, L.P., a
                                    Delaware limited partnership

                                    By:  Energy Investors Management Company,
                                         its General Partner


                                    /s/ Elizabeth F. Fugate
                                    ------------------------------------------
                                    Elizabeth F. Fugate, Managing Director

                                    EIF INVESTORS, INC., a Delaware corporation


                                    /s/ Gerald F. DeNotto
                                    ------------------------------------------
                                    Gerald F. DeNotto
                                    Secretary

                                    EIF ACQUISITION L.L.C., a Delaware limited liability company

                                      By:  Indeck Capital, Inc., a Member


                                    /s/ Gerald F. DeNotto
                                    ------------------------------------------
                                    Gerald F. DeNotto
                                    Secretary

                                    INDECK CAPITAL, INC., a Delaware corporation


                                    /s/ Gerald F. DeNotto
                                    ------------------------------------------
                                    Gerald F. DeNotto
                                    Secretary

Page 20 of 54